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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

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
Date of Report (Date of earliest event reported) November 15, 1996      Commission File Number 0-21924
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                                METROCALL, INC.
                           (Exact name of registrant)


       Delaware                                         54-1215634
(State of organization)                 (I.R.S. Employer Identification Number)



               6677 Richmond Highway, Alexandria, Virginia 22306
             (Address of principal executive offices and zip code)

                                 (703) 660-6677
                        (Registrant's telephone Number)





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ITEM 5.  OTHER EVENTS

          As previously reported, Metrocall completed the issuance of $40 million of Units on November 15, 1996. The Unit Purchase Agreement, Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional and Other Rights of Series A Convertible Preferred Stock of Metrocall, Inc., Warrant Agreement and Registration Rights Agreement executed by Metrocall in connection with the issuance of the units are filed as
Exhibit 99 to this current report.


ITEM 7.  EXHIBITS
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

      EXHIBIT NO.
      -----------
          99.1 Unit Purchase Agreement dated as of November 15, 1996 among Metrocall, Inc., and Certain Purchasers

          99.2 Certificate of Designation, Numbers, Powers, Preferences and Relative, Participating, Optional and Other Rights of Series A Convertible Preferred Stock of Metrocall, Inc.

          99.3 Warrant Agreement dated as of November 15, 1996 between Metrocall, Inc. and The First National Bank of Boston, Warrant Agent

          99.4        Registration Rights Agreement dated as of November 15,
                      1996 between Metrocall and the Purchasers identified therein
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 METROCALL, INC.



                                 BY:   /s/ VINCENT D. KELLY
                                     ------------------------------------
                                       Vincent D. Kelly
                                       Chief Financial Officer



Dated:  November 20, 1996





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                                 EXHIBIT INDEX


      EXHIBIT NO.
      -----------
          99.1        Unit Purchase Agreement dated as of November 15, 1996
                      among Metrocall, Inc., and Certain Purchasers

          99.2 Certificate of Designation, Numbers, Powers, Preferences and Relative, Participating, Optional and Other Rights of
                      Series A Convertible Preferred Stock of Metrocall, Inc.

          99.3        Warrant Agreement dated as of November 15, 1996 between
                      Metrocall, Inc. and The First National Bank of Boston,
                      Warrant Agent

          99.4        Registration Rights Agreement dated as of November 15,
                      1996 between Metrocall and the Purchasers identified therein
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